DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund

Supplement to the Statement of Additional Information
dated September 28, 2001

The following replaces the first paragraph in the section "Dividends and realized securities profits distributions":

Dividends, if any, are declared each day the Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Delchester Fund and Delaware High-Yield Opportunities Fund are open and paid monthly. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the prior business day. Dividends, if any, for the Delaware Strategic Income Fund are declared and paid monthly. Capital gains, if any, may be paid twice a year.

This Supplement is dated May 24, 2002.